UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number             811-21969

                                                       The GDL Fund

(Exact name of registrant as specified in charter)

One Corporate Center

                                 Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: March 31, 2015

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The GDL Fund First Quarter Report — March 31, 2015	Mario J. Gabelli, CFA Portfolio Manager

To Our Shareholders,

For the quarter ended March 31, 2015, the net asset value (“NAV”) total return of The GDL Fund was 2.1%, compared with a total return of 0.00% for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was 2.5%. The Fund’s NAV per share was $12.19, while the price of the publicly traded shares closed at $10.33 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed is the schedule of investments as of March 31, 2015.

Comparative Results

Average Annual Returns through March 31, 2015 (a) (Unaudited)
	Quarter	1 Year	3 Year	5 Year	Since Inception (01/31/07)
GDL Fund
NAV Total Return (b)	2.07%	2.32%	3.48%	3.47%	2.81%
Investment Total Return (c)	2.53	(0.60)	3.68	3.07	1.26
Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.00	0.03	0.07	0.09	0.88

(a)  Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are not reinvested for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)  Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)  Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

The GDL Fund

Schedule of Investments — March 31, 2015 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 78.1%
	Aerospace and Defense — 0.2%
33,000	Exelis Inc.	$804,210
4,000	Kratos Defense & Security Solutions Inc.†	22,120

		826,330

	Automotive: Parts and Accessories — 6.1%
58,500	Cooper Tire & Rubber Co.	2,506,140
196,000	The Pep Boys - Manny, Moe & Jack†	1,885,520
175,000	TRW Automotive Holdings Corp.†(a)	18,348,750

		22,740,410

	Building and Construction — 0.4%
23,000	Fortune Brands Home & Security Inc.	1,092,040
40,000	Vicwest Inc.	396,984

		1,489,024

	Business Services — 1.0%
27,108	Blackhawk Network Holdings Inc., Cl. B†	963,689
92,138	Clear Channel Outdoor Holdings Inc., Cl. A	932,437
3,000	Funespana SA†	23,741
205,000	GrainCorp Ltd., Cl. A	1,469,259
1,000	PubliGroupe AG	218,152

		3,607,278

	Cable and Satellite — 4.0%
9,000	AMC Networks Inc., Cl. A†	689,760
30,000	Cablevision Systems Corp., Cl. A	549,000
14,000	DIRECTV†	1,191,400
27,628	Liberty Global plc, Cl. A†	1,422,013
60,000	Liberty Global plc, Cl. C†	2,988,600
389,900	Sky Deutschland AG†	2,842,855
200,000	Sky plc	2,946,019
10,000	Time Warner Cable Inc.	1,498,800
8,000	Time Warner Inc.	675,520

		14,803,967

	Communications Equipment — 2.2%
400,000	Riverbed Technology Inc.†	8,364,000

	Computer Hardware — 0.0%
500	Data Modul AG	15,188

	Computer Software and Services — 3.9%
200,000	Advent Software Inc.	8,822,000
224,600	BMC Software Stub†	11,230
26,648	Covisint Corp.†	54,095
200	InterXion Holding NV†	5,640
43,400	Kofax Ltd.†	475,230
200,000	Mavenir Systems Inc.†	3,548,000
40,000	Yahoo! Inc.†	1,777,400

		14,693,595

	Consumer Products and Services — 0.8%
100,000	Avon Products Inc.(a)	799,000

Shares		Market Value
8,000	Blyth Inc.	$60,720
32,000	Lorillard Inc.	2,091,200
2,100	Norcraft Companies Inc.†	53,697
10,000	Orbitz Worldwide Inc.†	116,600

		3,121,217

	Diversified Industrial — 1.5%
268,500	Eltek ASA	389,966
15,000	ITT Corp.	598,650
45,000	Myers Industries Inc.	788,850
65,400	Polypore International Inc.†	3,852,060
10,000	United Envirotech Ltd.	12,023

		5,641,549

	Educational Services — 0.0%
44,000	Corinthian Colleges Inc.†	620

	Electronics — 2.4%
190,000	Alliance Semiconductor Corp.†	152,019
85,900	Axis Communications AB	3,393,250
76,000	Bel Fuse Inc., Cl. A	1,393,840
350,000	Laird plc	1,743,951
64,269	Vacon Oyj†	2,299,122

		8,982,182

	Energy and Utilities — 12.9%
170,000	Alvopetro Energy Ltd.†	55,031
3,300	Baker Hughes Inc.	209,814
153,800	Cleco Corp.	8,385,176
224,475	Dragon Oil plc	1,986,253
100,000	Dresser-Rand Group Inc.†(a)	8,035,000
72,000	Endesa SA	1,393,518
460,000	Gulf Coast Ultra Deep Royalty Trust†	327,520
2,000	Hawaiian Electric Industries Inc.	64,240
238,000	Integrys Energy Group Inc.(a)	17,140,760
10,000	NRG Energy Inc.	251,900
92,000	Pepco Holdings Inc.	2,468,360
2,000	Silverwillow Energy Corp.†	87
1,000,000	Talisman Energy Inc.	7,680,000
6,000	UIL Holdings Corp.	308,520
100,000	WesternZagros Resources Ltd.†	27,634

		48,333,813

	Entertainment — 1.9%
65,300	Life Time Fitness Inc.†	4,633,688
140,254	Media General Inc.†	2,312,788
1,000	SFX Entertainment Inc.†	4,090

		6,950,566

	Equipment and Supplies — 0.1%
2,500	The Middleby Corp.†	256,625

	Financial Services — 4.3%
15,000	Brit plc(b)	61,813
1,000	City National Corp.	89,080

See accompanying notes to schedule of investments.

The GDL Fund

Schedule of Investments (Continued) — March 31, 2015 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
55,000	First Niagara Financial Group Inc.	$486,200
12,480	Hilltop Holdings Inc.†	242,611
500	Home Loan Servicing Solutions Ltd.	8,270
900,000	Hudson City Bancorp Inc.	9,432,000
112,949	National Interstate Corp.	3,171,608
60,000	Navient Corp.	1,219,800
4,000	Schweizerische National-Versicherungs-Gesellschaft AG	359,539
60,000	SLM Corp.	556,800
10,000	The Bank of Kentucky Financial Corp.	490,500

		16,118,221

	Food and Beverage — 1.3%
210,000	China Huiyuan Juice Group Ltd.†(b)	70,157
4,067	Nutreco NV	197,879
1,310,000	Parmalat SpA	3,504,527
3,200,000	Yashili International Holdings Ltd.	1,159,862

		4,932,425

	Health Care — 17.9%
9,500	Alere Inc.†	464,550
550,000	ArthroCare Corp. Stub†	192,500
34,000	AstraZeneca plc, ADR	2,326,620
10,400	Auspex Pharmaceuticals Inc.†	1,042,808
142,000	Catamaran Corp.†	8,454,680
17,000	Cellular Dynamics International Inc.†	279,310
150,000	Hospira Inc.†	13,176,000
81,000	Hyperion Therapeutics Inc.†	3,717,900
1,600	ICU Medical Inc.†	149,024
4,000	Illumina Inc.†	742,560
1,000	Laboratory Corp. of America Holdings†	126,090
1,000	Optos plc†	5,118
12,400	Pharmacyclics Inc.†	3,173,780
20,000	Rhoen Klinikum AG	497,409
110,000	Salix Pharmaceuticals Ltd.†	19,009,100
90,000	Sigma-Aldrich Corp.	12,442,500
30,000	Smith & Nephew plc	509,101
7,500	Smith & Nephew plc, ADR	256,275
1,000	Synageva BioPharma Corp.†	97,530
13,000	WuXi PharmaTech Cayman Inc., ADR†	504,140

		67,166,995

	Hotels and Gaming — 3.8%
28,000	Belmond Ltd., Cl. A†	343,840
17,000	Eldorado Resorts Inc.†	85,510
800,000	International Game Technology(a)	13,928,000
1,000	MGM Resorts International†	21,030

		14,378,380

	Machinery — 0.4%
3,000	CNH Industrial NV	24,580

Shares			Market Value
42,000		Xylem Inc.	$1,470,840

			1,495,420

		Metals and Mining — 0.9%
160,000		AuRico Gold Inc.	443,200
3,000		Osisko Gold Royalties Ltd.	39,651
4,000		Pan American Silver Corp.	35,119
16,500		Vulcan Materials Co.	1,390,950
46,000		Whiting Petroleum Corp.†	1,421,400

			3,330,320

		Paper and Forest Products — 0.0%
25,000		Ainsworth Lumber Co. Ltd.†	68,888

		Publishing — 1.8%
244,900		Courier Corp.	5,995,152
50,000		Journal Communications Inc., Cl. A†	741,000
136,000		SCMP Group Ltd.	33,067

			6,769,219

		Real Estate — 0.0%
1,000		Conwert Immobilien Invest SE	12,527
0	(c)	Deutsche Annington Immobilien SE	5

			12,532

		Retail — 2.5%
13,000		Family Dollar Stores Inc.	1,030,120
12,000		Office Depot Inc.†	110,400
33,500		World Duty Free SpA†	361,288
380,557		Zale Corp.†	7,991,697

			9,493,505

		Semiconductors — 1.8%
200,000		Aruba Networks Inc.†	4,898,000
35,000		Emulex Corp.†	278,950
307,231		Vitesse Semiconductor Corp.†	1,631,397

			6,808,347

		Specialty Chemicals — 0.2%
2,000		Ashland Inc.	254,620
10,000		Auriga Industries A/S, Cl. B†	449,728
7,200		SGL Carbon SE†	117,520

			821,868

		Telecommunications — 4.8%
690,000		Asia Satellite Telecommunications Holdings Ltd.	2,536,552
450,000		Jazztel plc†	6,137,771
200,000		Koninklijke KPN NV	679,340
1,000		Loral Space & Communications Inc.†	68,440
58,926		Sprint Corp.†	279,309
150,000		Telenet Group Holding NV†	8,253,048

			17,954,460

		Transportation — 0.8%
410,000		TNT Express NV	2,610,277
60,000		Toll Holdings Ltd.	404,893

			3,015,170

See accompanying notes to schedule of investments.

The GDL Fund

Schedule of Investments (Continued) — March 31, 2015 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Transportation (Continued)
	Wireless Communications — 0.2%
25,000	T-Mobile US Inc.†	$792,250

	TOTAL COMMON STOCKS	292,984,364

	RIGHTS — 0.6%
	Energy and Utilities — 0.0%
1,000,000	Fortune Oil plc, CVR†	0

	Health Care — 0.2%
187,200	Adolor Corp., CPR, expire 07/01/19†	97,344
79,391	Ambit Biosciences Corp., CVR†	47,635
201,600	American Medical Alert Corp.†	2,016
18,000	Chelsea Therapeutics International Ltd., CVR†	1,980
270,000	Durata Therapeutics Inc., CVR†	43,200
3,800	Furiex Pharmaceuticals Inc., CVR†	37,126
100	Omthera Pharmaceuticals Inc., expire 12/31/20†	60
217,620	Prosensa Holding, CVR†	215,444
346,322	Teva Pharmaceutical Industries Ltd., CPR, expire 02/20/23†	183,551
186,000	Trius Therapeutics, CVR†	24,180

		652,536

	Retail — 0.1%
400,000	Safeway Casa Ley, CVR, expire 01/30/19†	190,000
400,000	Safeway PDC, CVR, expire 01/30/17†	19,520

		209,520

	Wireless Communications — 0.3%
470,000	Leap Wireless International Inc., CVR, expire 03/14/16†	1,184,400

	TOTAL RIGHTS	2,046,456

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
35,000	Kinder Morgan Inc., expire 05/25/17†	143,500

	Metals and Mining — 0.0%
850	HudBay Minerals Inc., expire 07/20/18†	792

	TOTAL WARRANTS	144,292

Principal Amount		Market Value
	U.S. GOVERNMENT OBLIGATIONS — 21.3%
$79,860,000	U.S. Treasury Bills, 0.000% to 0.095%††, 04/09/15 to 09/10/15(d)	$79,841,392

	TOTAL INVESTMENTS — 100.0% (Cost $371,335,394)	$375,016,504

	Aggregate tax cost	$372,362,426

	Gross unrealized appreciation	$19,041,519
	Gross unrealized depreciation	(16,387,441)

	Net unrealized appreciation/depreciation	$2,654,078

Shares		Market Value
	SECURITIES SOLD SHORT — (6.4)%
	Business Services — (0.9)%
171,220	RR Donnelley & Sons Co.	$3,285,712

	Communications Equipment — (0.4)%
512	Harris Corp.	40,325
135,000	Mitel Networks Corp.	1,371,600

		1,411,925

	Consumer Products and Services — (0.2)%
9,250	Reynolds American Inc.	637,418

	Energy and Utilities — (3.4)%
1,000	Halliburton Co.	43,880
482	NextEra Energy Inc.	50,152
255,400	Wisconsin Energy Corp.	12,642,300

		12,736,332

	Financial Services — (1.3)%
39,500	M&T Bank Corp.	5,016,500

	Health Care — (0.2)%
13,172	AbbVie Inc.	771,089

	Retail — 0.0%
2,625	Staples Inc.	42,748

	TOTAL SECURITIES SOLD SHORT (Proceeds received $24,794,456)	$23,901,724

	Aggregate proceeds	$(24,794,456)

	Gross unrealized appreciation	$1,025,139
	Gross unrealized depreciation	(132,407)

	Net unrealized appreciation/depreciation	$892,732

See accompanying notes to schedule of investments.

The GDL Fund

Schedule of Investments (Continued) — March 31, 2015 (Unaudited)

Principal Amount			Settlement Date	Unrealized Appreciation
		FORWARD FOREIGN EXCHANGE CONTRACTS
4,900,000	(e)	Deliver British Pounds in exchange for United States Dollars 7,267,420(f)	04/24/15	$16,127
33,500,000	(g)	Deliver Euros in exchange for United States Dollars 36,032,819(f)	04/24/15	692,292
21,000,000	(h)	Deliver Swedish Krona in exchange for United States Dollars 2,439,314(f)	04/24/15	27,570

		TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS		$735,989

Notional Amount		Termination Date	Unrealized Depreciation
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS
$ 39,226	Gulf Keystone Petroleum Ltd.(i)	06/29/15	$(1,334)

(70,000 Shares)

(a)

At March 31, 2015, securities, or a portion thereof, with a value of $50,633,745 were reserved and/or pledged for collateral with the custodian for securities sold short, equity contract for difference swap agreements, and forward foreign exchange contracts.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the market value of Rule 144A securities amounted to $131,970 or 0.04% of total investments.

(c)	Amount represents less than 0.5 Shares.
(d)	At March 31, 2015, $21,000,000 of the principal amount was pledged as collateral for securities sold short, equity contract for difference swap agreements, and forward foreign exchange contracts.
(e)	Principal amount denoted in British Pounds.
(f)	At March 31, 2015, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.
(g)	Principal amount denoted in Euros.
(h)	Principal amount denoted in Swedish Krona.
(i)	At March 31, 2015, the Fund had entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
CPR	Contingent Payment Right

Geographic Diversification	% of Market Value	Market Value
Long Positions
North America	85.4%	$320,441,808
Europe	12.3	46,046,380
Asia/Pacific	1.7	6,189,952
Africa/Middle East	0.5	1,986,254
Latin America	0.1	352,110

Total Investments	100.0%	$375,016,504

Short Positions
North America	(6.4)%	$(23,901,724)

Total Investments	(6.4)%	$(23,901,724)

See accompanying notes to schedule of investments.

The GDL Fund

Notes to Schedule of Investments (Unaudited)

As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its schedule of investments. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of March 31, 2015 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 3/31/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Computer Software and Services	$14,682,365	—	$11,230	$14,693,595
Electronics	6,683,060	$2,299,122	—	8,982,182
Health Care	66,974,495	—	192,500	67,166,995
Publishing	6,736,152	—	33,067	6,769,219
Retail	1,501,808	—	7,991,697	9,493,505
Other Industries (a)	185,878,868	—	—	185,878,868
Total Common Stocks	282,456,748	2,299,122	8,228,494	292,984,364
Rights (a)	—	—	2,046,456	2,046,456
Warrants (a)	144,292	—	—	144,292
U.S. Government Obligations	—	79,841,392	—	79,841,392
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$282,601,040	$82,140,514	$10,274,950	$375,016,504
LIABILITIES (Market Value):
Common Stocks Sold Short (a)	$(23,901,724)	—	—	$(23,901,724)
TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$(23,901,724)	—	—	$(23,901,724)
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	$735,989	—	$735,989
LIABILITIES (Unrealized Depreciation):*
EQUITY CONTRACT
Contract for Difference Swap Agreements	—	(1,334)	—	(1,334)
TOTAL OTHER FINANCIAL INSTRUMENTS:	—	$734,655	—	$734,655

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the period ended March 31, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/14	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers into Level 3†	Transfers out of Level 3†	Balance as of 03/31/15	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 03/31/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Computer Software and Services	$11,230	—	—	—	—	—	—	—	$11,230	—
Health Care	192,500	—	—	—	—	—	—	—	192,500	—
Publishing	33,059	—	—	$8	—	—	—	—	33,067	$8
Retail	7,991,697	—	—	—	—	—	—	—	7,991,697	—
Total Common Stocks	8,228,486	—	—	8	—	—	—	—	8,228,494	8
Rights:
Energy and Utilities	—	—	—	—	$0	—	—	—	0	—
Health Care	707,092	—	$270,000	(270,230)	215,674	$(270,000)	—	—	652,536	42,970
Retail	—	—	—	135,171	74,349	—	—	—	209,520	135,171
Wireless Communications	1,184,400	—	—	—	—	—	—	—	1,184,400	—
TOTAL INVESTMENTS IN SECURITIES	$10,119,978	—	$270,000	$(135,051)	$290,023	$(270,000)	—	—	$10,274,950	$178,149

†	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

The following tables summarize the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of March 31, 2015:

Description	Balance at 03/31/15	Valuation Technique	Unobservable Input	Range
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Retail	$7,991,697	Acquisition price	Discount Range	0%
Other Industries (a)	236,797	Last available closing price	Discount Range	0%
Rights (a)	2,046,456	Last available closing price	Discount Range	0%

	$10,274,950

(a)	Includes fair value securities of investments developed using various valuation techniques and unobservable inputs.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Merger Arbitrage Risk. The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

The Fund’s derivative contracts held at March 31, 2015, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The Fund has entered into equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at March 31, 2015 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Equity Security Received	Interest Rate/Equity Security Paid	Termination Date	Net Unrealized Depreciation
	Market Value Appreciation on:	One Month LIBOR plus 90 bps plus Market Value Depreciation on:

$39,226 (70,000 Shares)	Gulf Keystone Petroleum Ltd.	Gulf Keystone Petroleum Ltd.	6/29/15	$(1,334)

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at March 31, 2015 are presented within the Schedule of Investments.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At March 31, 2015, the Fund did not hold any written options contracts.

The following table summarizes the net unrealized appreciation/(depreciation) of derivatives held at March 31, 2015 by primary risk exposure:

Asset Derivatives:	Net Unrealized Appreciation/ Depreciation
Forward Foreign Exchange Contracts	$735,989
Liability Derivatives:
Equity Contract for Difference Swap Agreements	$(1,334)

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination.

The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short at March 31, 2015 are reflected within the Schedule of Investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At March 31, 2015, the Fund held no investments in restricted securities.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

TRUSTEES	OFFICERS

Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman &	President
Chief Executive Officer,
GAMCO Investors, Inc.	Andrea R. Mango
Secretary & Vice President
Anthony J. Colavita
President,	Agnes Mullady
Anthony J. Colavita, P.C.	Treasurer

Richard J. Walz
James P. Conn	Chief Compliance Officer
Former Managing Director &
Chief Investment Officer,	Frank M. Yodice
Financial Security Assurance	Assistant Vice President
Holdings Ltd.	and Ombudsman

Clarence A. Davis	Carter W. Austin
Former Chief Executive Officer,	Vice President
Nestor, Inc.
David I. Schachter
Mario d’Urso	Vice President
Former Italian Senator
INVESTMENT ADVISER
Arthur V. Ferrara
Former Chairman &	Gabelli Funds, LLC
Chief Executive Officer,	One Corporate Center
Guardian Life Insurance	Rye, New York 10580-1422
Company of America
CUSTODIAN
Michael J. Melarkey
Partner,	The Bank of New York Mellon
Avansino, Melarkey, Knobel,
Mulligan & McKenzie	COUNSEL

Skadden, Arps, Slate, Meagher &
Edward T. Tokar	Flom LLP
Senior Managing Director,
Beacon Trust Company	TRANSFER AGENT AND
REGISTRAR
Salvatore J. Zizza
Chairman,	American Stock Transfer and
Zizza & Associates Corp.	Trust Company

GDL Q1/2015

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The GDL Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	5/18/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	5/18/2015

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	5/18/2015

* Print the name and title of each signing officer under his or her signature.